SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                   International Business Machines Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:


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      2. Aggregate number of securities to which transaction applies:

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      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value transaction:

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      5. Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1. Amount previously paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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Internet Voting Screen No. 1
[IBM LOGO]                                                            Proxy vote

VOTE-BY-NET
[Graphic Omitted]

Vote Your IBM Proxy Online

Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the "proceed" button below to fill out and submit your proxy.

To vote online you must use the control number that appears in the box on your proxy card. The proxy control number is located in the box on the card, just below the perforation.

Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

                                     Proceed

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IBM Homepage                 IBM Investor Resources                   Contact Us
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Internet Voting Screen No. 2
[IBM LOGO]                                                            Proxy vote

VOTE-BY-NET
[Graphic Omitted]

Please click on the proceed button below to continue to the secure voting site.

                                     Proceed

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IBM Homepage                 IBM Investor Resources                   Contact Us
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Internet Voting Screen No. 3
[IBM LOGO]                                                            Proxy vote

VOTE-BY-NET
[Graphic Omitted]

If you have more than one proxy card, please vote only one card at a time.

[1]   Enter the Voter Control Number that appears on your proxy card.

      [_________________________]

[2] Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

      [_________________________]

      If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

      Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number, if applicable, for this account must match the numbers on our records.

[3]   Enter your e-mail address to receive an e-mail confirmation of your vote.

      [_________________________]

      Enter your e-mail address again for validation.

      [_________________________]

                                     Proceed

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IBM Homepage                   IBM Investor Resources                 Contact Us
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Internet Voting Screen No. 4
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[IBM LOGO]                                                            Proxy vote

VOTE-BY-NET
[Graphic Omitted]

Welcome!

         Name
                 Address

                      E-mail address:

                      |______________|

                                     Proceed

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IBM Homepage               IBM Investor Resources                     Contact Us
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Internet Voting Screen No. 5

[IBM Logo]   International Business Machines
             Corporation

Louis V. Gerstner, Jr., Lawrence R. Ricciardi, and Daniel E. O'Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the James L. Knight Center at the Miami Convention Center, Miami, Florida, at 10 a.m. on Tuesday, April 27, 1999, or any adjournment thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 1999 ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 23, 1999.

This Proxy Card will also be used to provide voting instructions to the Trustee for any shares of common stock of International Business Machines Corporation held in the IBM Stock Fund investment alternative under the IBM Tax Deferred Savings Plan on the record date, as set forth in the Notice of 1999 Annual Meeting and Proxy Statement dated March 23, 1999.

                              IBM's Directors Recommend a Vote
                              "FOR" all Nominees for Director.
                              "FOR" Proposals 2, 3, 4 and 5.
                              "AGAINST" Proposal 6.

Check this box to vote all proposals in accordance with the recommendations of the Board of Directors |_|


IBM's Directors Recommend a Vote "FOR" all Nominees for Director.

                              For All Nominees                   Withhold
                              Except As Noted                    As To All
                              Below                              Nominees

1. Election of Directors.     |__|                               |__|


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Or, check the box for the Director(s) from whom you wish to withhold your vote:

|__| C. Black           |__| K.I. Chenault   |__|  J. Dormann
|__| L.V. Gerstner, Jr. |__| N.O. Keohane    |__|  C.F. Knight
|__| M. Makihara        |__| L.A. Noto       |__|  J.B. Slaughter
|__| A. Trotman         |__| L.C. van Wachem |__|   C.M. Vest


IBM's Directors Recommend a Vote "FOR" Proposals 2, 3, 4 and 5.

                                        For       Against     Abstain

2. Ratification of appointment
   of auditors                          |__|      |__|         |__|


                                        For       Against    Abstain
3. Amendment of Certificate
   of Incorporation/stock split         |__|       |__|        |__|


                                        For       Against    Abstain
4. Adoption of the IBM 1999
   Long-Term Performance Plan           |__|       |__|        |__|


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                                        For       Against    Abstain
5. Approval of annual
   incentive compensation               |__|       |__|        |__|
   terms for certain
   Executives


IBM's Directors Recommend a Vote "AGAINST" Proposal 6.

                                        For       Against    Abstain
6. Stockholder proposal on
   executive compensation               |__|       |__|        |__|

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Check the box for the options which apply to you.


      |__| Will attend Annual Meeting - Use admission ticket attached to your proxy card.

      |__| If you are receiving multiple copies of stockholder publications, check box to discontinue mailings to this account.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Vote button is pressed.)

                                Submit Your Vote
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Internet Voting Screen No. 6
[IBM Logo]
                                  Proxy vote

VOTE-BY-NET
[Graphic Omitted]

Your proxy vote has been recorded as follows:

      1. Election of Directors

                    [stockholder's vote inserted here]

      2. Ratification of appointment of auditors

                    [stockholder's vote inserted here]

      3. Amendment of Certificate of Incorporation/stock split

                    [stockholder's vote inserted here]

      4. Adoption of the IBM 1999 Long-Term Performance Plan

                    [stockholder's vote inserted here]

      5. Approval of annual incentive compensation terms for certain executives

                    [stockholder's vote inserted here]

      6. Stockholder proposal on executive compensation

                    [stockholder's vote inserted here]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed button.

                                     Proceed

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IBM Homepage                  IBM Investor Resources                  Contact Us
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Internet Voting Screen No. 7
[IBM Logo]                             Proxy vote

VOTE-BY-NET
[Graphic Omitted]

Success! Your vote has been cast and will be tabulated by First Chicago Trust Company, a division of EquiServe, within 24 hours.

If you wish to receive future copies of IBM's annual reports and proxy statements electronically, instead of by mail, you can provide your consent by clicking on the Proceed button below.

                                     Proceed

To provide comments regarding online voting, click the Comments button below.

                                    Comments

You can now vote another Proxy Card, or go to IBM's homepage.

                              Vote Another Proxy

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IBM Homepage                  IBM Investor Resources                  Contact Us
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[TELEPHONE VOTING SCRIPT]

                          1999 Telephone Voting Script
                   Toll Free: 1-877-PRX-VOTE or 1-877-779-8683
                          Call Collect: 1-201-536-8073

Welcome

Welcome to the electronic voting system. Please have your proxy card available before voting.

         {Go to Enter 1.}

Enter 1

Enter the Voter Control Number as it appears on the proxy card followed by the pound sign.

         If nothing is entered, go to Enter 1 (repeat three times); otherwise, go to Error.

         If control 1 not found, go to Not Recognized.
         If control 2 is not zero, go to Enter 2.
         Else go to Special Announcement.

         Note:
                  Control 1 = Voter Control Number
                  Control 2 = U.S. Taxpayer Identification Number

Enter 2

Enter the last four digits of the U.S. taxpayer identification number for this account followed by the pound sign.

         If nothing is entered, go to Enter 2 (repeat three times); otherwise, go to Error.
         If control 2 does not match go to Not Recognized.
         Else go to Special Announcement.

         Not Recognized

We were unable to authenticate the information that you entered.

         {Go to Enter 1 (repeat three times); otherwise, go to Error.}

Error


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We are unable to process your request at this time. Thank you for calling.

         {Call ends.}

Special Announcement

The company you are voting is IBM.

         {Go to Recommended Vote.}

Recommended Vote

Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes named proxy_s to vote according to the instructions at the meeting of the stockholders.

To vote all proposals in accordance with the recommendations of the Board of directors, press 1. If you wish to vote on one proposal at a time, press 2.

         If 1 is pressed, go to Summary.
         If 2 is pressed, go to Options.
         If no key is pressed, go to Recommended Vote (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Options

If you would like to attend the annual meeting, press 1. If not, press 2.

If you would like to discontinue mailing an annual report to this account, press
1. If not, press 2.

         If 1 is pressed, go to the next component.
         If 2 is pressed, go to the next component.
         If no key is pressed, go to the same component (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Invalid Number

You have entered an invalid number.

         {Go to Director Proposal.}


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Director Proposal

Item # 1. Directors, to vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

         If 1 is pressed, go to For/Against/Abstain Proposal.
         If 2 is pressed, go to For/Against/Abstain Proposal.
         If 3 is pressed: go to Director Exception.
         If no key is pressed, go to Director Question (repeat three times); otherwise, go to Error.
         If an invalid nominee number is pressed, go to Invalid Nominee Number (repeat three times); otherwise, go to Error.

Director Exception

Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00.

         If 00 is pressed, go to For/Against/Abstain Proposal.
         If valid nominee number, go to Next Nominee.
         If no key is pressed, go to Director Exception (repeat three times); otherwise go to Error.
         If an invalid nominee number is pressed, go to Invalid Nominee Number (repeat three times); otherwise, go to Error.

Next Nominee

To withhold your vote from another nominee enter the 2-digit number next to the nominee, or if you have completed voting on directors press 00.

         If 00 is pressed, go to For/Against/Abstain Proposal.
         If valid nominee number, go to Next Nominee.
         If no key is pressed, go to Director Exception (repeat three times); otherwise go to Error.
         If an invalid nominee number is pressed, go to Invalid Nominee Number (repeat three times); otherwise, go to Error.

Invalid Nominee Number

You have entered an invalid nominee number.

         {Go to Next Nominee.}

For/Against/Abstain Proposal


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Item # 2. Auditors, to vote for, press 1; against, press 2; abstain, press 3.
      If 1 is pressed, go to item # 3.
      If 2 is pressed, go to item # 3.
      If 3 is pressed, go to item # 3.
         If no key is pressed, go to the same item # (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Item # 3. To vote for, press 1; against, press 2; abstain, press 3.
      If 1 is pressed, go to item # 4.
      If 2 is pressed, go to item # 4.
      If 3 is pressed, go to item # 4.
         If no key is pressed, go to the same item # (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Item # 4. To vote for, press 1; against, press 2; abstain, press 3.
      If 1 is pressed, go to item # 5.
      If 2 is pressed, go to item # 5.
      If 3 is pressed, go to item # 5.
         If no key is pressed, go to the same item # (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Item # 5. To vote for, press 1; against, press 2; abstain, press 3.
      If 1 is pressed, go to item # 6.
      If 2 is pressed, go to item # 6.
      If 3 is pressed, go to item # 6.
         If no key is pressed, go to the same item # (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Item # 6. To vote for, press 1; against, press 2; abstain, press 3.
      If 1 is pressed, go to Summary.
      If 2 is pressed, go to Summary.
      If 3 is pressed, go to Summary.
         If no key is pressed, go to the same item # (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Summary

I will now summarize your vote please confirm your vote at the end of this message.

         {Playback back the appropriate vote for this proxy card.}


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Default Playback

You have voted with the recommendations of the board of directors.

Director Proposal Playback

For all nominees
Or
For all nominees except: #
Or
Withhold For all nominees

For/Against/Abstain Proposal Playback

Item # {For | Against | Abstain}

Confirm

To confirm your vote, press 1. To cancel your vote, press 2.

         If 1 is pressed, go to Finish.
         If 2 is pressed, go to Cancelled.
         If no key is pressed, go to Confirm (repeat three times); otherwise, go to Error.
         If any other key is pressed, go to Invalid Number (repeat three times); otherwise, go to Error.

Cancelled

Your vote has been cancelled. Please call and try again or mark, sign, and return your proxy card in the envelope provided.

Finish

Your vote has been successfully applied. It is not necessary for you to mail your proxy card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.


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